                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

     ----------------------------------------------------------------------
                                 AMENDMENT NO. 2
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 31, 1997

                              CEC PROPERTIES, INC.
     ----------------------------------------------------------------------
             [Exact Name of Registrant as specified in its Charter]



Delaware                             0-188                       13-1919940
--------                             -----                       ----------
[state or other             [Commission File No.]               [IRS Employer
jurisdiction of                                              Identification No.]
Incorporation]



           1500 W. Balboa, Suite 201, Newport Beach, California 92663
     ----------------------------------------------------------------------
               [Address of principal executive offices; Zip Code]



Registrant's Telephone No., including Area Code:              (949) 673-2282



     ----------------------------------------------------------------------
                  Former address, if changed since last report

Item 7.           Financial Statements.
-------           ---------------------


                  (a) Attached are the financial statements filed in connection with the acquisition reported in the Company's Form 8-K for the event reported October 31, 1997, marked Exhibit A.

                  (b) Proforma financial information attached and marked, Exhibit B.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CEC PROPERTIES, INC.



Dated: November 23, 1998
                                             By: /s/ Paul Balalis
                                                ----------------------------
                                                 Paul Balalis, President

                          CLASSIC GOLF MANAGEMENT, INC.
                                MARIETTA, GEORGIA









                          AUDITED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995









                                    EXHIBIT A
                                            -

Classic Golf Management, Inc.
Marietta, Georgia


    We have audited the accompanying balance sheets of Classic Golf Management, Inc., as of December 31, 1996 and 1995 and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted this audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above, present fairly in all material respects, the financial position of Classic Golf Management, Inc., as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ John Fuller Jr.

John Fuller, Jr., C.P.A. P.C.
Athens, Georgia
September 25, 1998

                          Classic Golf Management, Inc.
                                 Balance Sheets
                        As of December 31, 1996 and 1995

                                     ASSETS
                                                            1996          1995
CURRENT ASSETS:
         Cash in Bank                                    $ 24,360      $    340
         Accounts receivable, trade
           (less  allowance for doubtful
             accounts of $92,000)                               0             0

         Receivable from Officer                              680             -
                                                         ---------     ---------

                  Total Current Assets                     25,040           340

PROPERTY AND EQUIPMENT:
         At cost (less accumulated depreciation
           of $16,130)                                     22,400         6,140

OTHER ASSETS:
         Real Estate Investment                            43,000        25,000

                  Total Assets                           $ 90,440      $ 31,480
                                                         =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Payable to Classic Golf Shops                      2,500         2,500
         Accounts Payable                                  18,860        27,050
         Payable to Officers                                    -         4,320
         Short term Loans Payable                          51,470             -
                                                         ---------     ---------
                  Total Current Liabilities                72,830        33,870
                                                         ---------     ---------
                  Total Liabilities                        72,830        33,870

SHAREHOLDERS' EQUITY:
         Common Stock ($1 par value, authorized
         200,000 shares, issued and outstanding
         20,580 shares)                                    20,580        20,580
         Paid in Capital                                      980           980
         Retained Earnings (Deficit)                       (3,950)      (23,950)
                                                         ---------     ---------
                  Total Shareholders' Equity               17,610        (2,390)
                                                         ---------     ---------
                  Total Liabilities and
                   Shareholders' Equity                  $ 90,440      $ 31,480
                                                         =========     =========


                 See accompanying notes to financial statements

                         Classic Golf Management, Inc.
                    Statement of Income and Retained Earnings
                 For the Years Ended December 31, 1996 and 1995

                                                           1996          1995

Income                                                   $652,570      $426,610
Less: Commissions and Project Costs                       571,350       337,030
                                                         ---------     ---------
Gross Profit                                               81,220        89,580

Operating Expenses
         Depreciation                                       3,740             -
         Administration                                    17,390         8,690
         Auto                                               7,910         6,410
         Office                                            30,880        10,940
         Bad Debt Expense                                       -        92,000
                                                         ---------     ---------
                  Total Operating Expenses                 59,920       118,040

         Net Income (Loss) from Operations                 21,300       (28,460)
         Loss on Sale of Auto                              (1,300)            -
                                                         ---------     ---------
         Net Income for the Year                           20,000       (28,460)

Retained Earnings (Deficit),
  Beginning of the Year                                   (23,950)        4,510
                                                         ---------     ---------
Retained Earnings (Deficit),
  End of the Year                                        $ (3,950)     $(23,950)
                                                         =========     =========



                 See accompanying notes to financial statements

                          Classic Golf Management, Inc.
                             Statement of Cash Flows
                 For the Years Ended December 31, 1996 and 1995

                                                           1996          1995

CASH FLOWS FROM (USED BY) OPERATING ACTIVITIES
Net Income (loss)                                        $ 20,000      $(28,460)
Adjustments to reconcile net income to net cash
  provided by operating activities:
         Depreciation and amortization                      3,740             -
         Loss on Sale of Assets                             1,300             -
         Increase (decrease) in
                  Accounts payable                         (8,190)       26,600
                  Payable to Officers                      (5,000)            -
                  Payable to Classic Golf Shops                 -         2,500
                                                         ---------     ---------
                    Net Cash Provided by
                      operating activities                 11,850           640

CASH FLOWS FROM (USED BY) INVESTING ACTIVITIES
         Sale of Assets                                    15,000             -
CASH FLOWS FROM (USED BY) FINANCING ACTIVITIES
         Repayment of Loans                                (2,830)            -

NET INCREASE (DECREASE) IN CASH                            24,020           640
CASH  AT BEGINNING OF YEAR                                    340          (300)
                                                         ---------     ---------
CASH  AT END OF YEAR                                     $ 24,360      $    340
                                                         =========     =========



SUPPLEMENTAL DISCLOSURES:
         Non cash investing and financing activities in 1996 consist of financing equipment, purchases in the amount of $36,300 and land investment of $18,000.

                                                           1996            1995

Interest payments                                        $  3,300             -
Tax payments                                                    -          $420



                 See accompanying notes to financial statements

                          Classic Golf Management, Inc.
                          Notes to Financial Statements
                 For the Years Ended December 31, 1996 and 1995



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         A. NATURE OF OPERATIONS - The Corporation was incorporated January 1, 1988 under the laws of the State of Georgia. The principal business activity is that of managing golf courses.

         B. BASIS OF ACCOUNTING - The Company prepares its financial statements on the accrual basis of accounting whereby revenue is recognized when earned and expenses recorded when incurred.

         C. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         D. DEPRECIATION - Property and Equipment are carried on the books at cost. Depreciation on property and equipment is taken, using both the straight-line and accelerated methods over their estimated useful lives. Estimated useful lives of property and equipment range from three to eight years.

         E. INCOME TAXES - As of December 31, 1995, the Company had a net operating loss carryforward for federal and state income tax purposes totaling approximately $28,460. This loss carryforward will be utilized at December 31, 1996. As a result, no provision for taxes is included in the accompanying financial statements.

         F. CASH EQUIVALENTS - For purposes of the statement of cash flows, the Corporation considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Corporation had no such equivalents as of December 31, 1996 or 1995.



                      See accompanying accountant's report.

                          Classic Golf Management, Inc.
                          Notes to Financial Statements
                 For the Years Ended December 31, 1996 and 1995


2.       RELATED PARTY TRANSACTIONS

         Classic Golf Management and Classic Golf Shops are related parties. Milton Abell is a shareholder in both Corporations.

         Payables to related parties consisted of the following as of December 31, 1996 and 1995.

                                                           1996          1995

         Payable to Classic Golf Shops                      2,500         2,500

         Payable to Shareholders                             (680)        4,320


3.       REAL ESTATE INVESTMENTS

         The Corporation has a financial interest in two land parcels. The investment is carried at cost.


4.       SHORT TERM NOTES

         The Corporation has two short term loans at December 31, 1996. The first loan was due on September 15, 1996. Payments have been made on the principal and interest. The first loan has an interest rate of 15% and the balance due of $31,140. The second loan is for the down payment of equipment in the amount of $20,000 with an interest of 10%. The balance due is $20,330.




                      See accompanying accountant's report

                          Classic Golf Management, Inc.
                                  Balance Sheet
                               September 30, 1998
                                    Unaudited

                                     Assets

Current Assets
   Cash in Bank                                                         44,202
   Accounts Receivable                                                   4,808
   Prepaid Expense                                                      46,375
                                                                       --------

                  Total Current Assets                                  95,385

Fixed Assets:
   Equipment                                                            26,200
   Office Furniture                                                      4,612
   Vehicles                                                             42,387
                                                                       --------
                                                                        73,199
   Less Accumulated Depreciation                                        21,600
                                                                       --------

                  Fixed Assets, net                                     51,599
                                                                       --------

                  Total Assets                                         146,984
                                                                       ========


                       Liabilities and Shareholders Equity

Current Liabilities:
   Accounts Payable                                                     57,371
   Provision for Income Tax                                              1,500
   Notes Payable                                                        50,285
                                                                       --------

                  Total Current Liabilities                            109,156

Shareholders Equity:
   Common Stock                                                         20,580
   Paid in Capital                                                         980
   Retained Earnings                                                    16,268
                                                                       --------

                  Total Shareholders Equity                             37,828
                                                                       --------

                  Total Liabilities and Shareholders Equity            146,984
                                                                       ========

                          Classic Golf Management, Inc.
                    Statement of Income and Retained Earnings
                   Nine Month Period Ended September 30, 1998
                                    Unaudited



Income                                                          796,431
Less:  Commissions and Project Costs                            732,181
                                                             -----------

   Gross Profit                                                  64,250

Operating Expenses:
  Depreciation                                         9,000
  Administration                                      11,953
  Auto                                                 1,971
  Office                                              25,169
                                                 ------------
                                                                 48,093
                                                             -----------

Net Income from Operations                                       16,157

Provision for Income Tax                                          1,500
                                                             -----------

Net Income for the Year                                          14,657

Retained Earnings, January 1, 1997                                6,013

Prior Period Adjustment                                          -4,402
                                                             -----------

Retained Earnings, September 30, 1997                            16,268
                                                             ===========

                          Classic Golf Management, Inc.
                             Statement of Cash Flows
                   Nine Month Period Ended September 30, 1998
                                    Unaudited


Cash Flows From Operating Activities:

Net Income                                                      14,657

Adjustments to Reconcile Net Income to Net Cash
   Provided by Operating Activities:
       Depreciation                                              9,000
      ( Increase) Decrease in
                   Accounts Receivable                          -4,130
      Increase (Decrease) in
                   Accounts Payable                             36,011
                   Income Tax Provision                          1,501
                                                             ----------

      Net Cash Provided by Operating Activities                 57,039

Cash Flows Used by Investing Activities:
      Purchase of Assets                                       -10,659
                                                             ----------

      Net Cash Used by Investing Activities                    -10,659

Cash Flows Used by Financing Activities:
      Repayment of Loans                                       -26,538
                                                             ----------

      Net Cash Used by Financing Activities                    -26,538
                                                             ----------

Net Increase in Cash                                            19,842

Cash at Beginning of Year                                       24,360
                                                             ----------

Cash at End of Year                                             44,202
                                                             ==========


Supplemental Disclosures:

Non cash investing and financing activities in 1997 consist of financing equipment purchase in the amount of $27,390.


Interest Payments                               2,270
Tax Payments                                        0

                            CLASSIC GOLF SHOPS, INC.
                                MARIETTA, GEORGIA








                          AUDITED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

Classic Golf Shops, Inc.
Marietta, Georgia


         We have audited the accompanying balance sheets of Classic Golf Shops, Inc., as of December 31, 1996 and 1995 and the related statements of income, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted this audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above, present fairly in all material respects, the financial position of Classic Golf Shops, Inc., as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ John Fuller, Jr.

John Fuller, Jr., C.P.A. P.C.
Athens, Georgia
September 25, 1998

                            Classic Golf Shops, Inc.
                                 Balance Sheets
                        As of December 31, 1996 and 1995

                                     ASSETS
                                                               1996       1995
                                                            ---------  ---------

CURRENT ASSETS:
         Cash in Bank                                       $  1,610   $  1,182
         Receivable from Classic
           Golf Management                                     2,500      2,500
         Inventory                                            66,680     65,230
         Advances to officers                                  7,590     10,420
                                                            ---------  ---------
                  Total Current Assets                        78,380     89,970

PROPERTY AND EQUIPMENT-AT COST:
         At cost (less accumulated depreciation
           of $6,880)                                          1,050      1,750

Other Assets                                                   2,750         20
                                                            ---------  ---------
                  Total Assets                              $ 82,180   $ 91,740
                                                            =========  =========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
         Accounts Payable                                     10,320     24,680
                                                            ---------  ---------
                  Total Current Liabilities                   10,320     24,680
                                                            ---------  ---------
                  Total Liabilities                           10,320     24,680

SHAREHOLDERS' EQUITY
         Common Stock ($1 par value, authorized
         200,000 shares, issued and outstanding
         2,000 shares)                                         2,000      2,000
         Paid in Capital                                      60,000     60,000
         Retained Earnings                                     9,860      5,060
                                                            ---------  ---------
                  Total Shareholders' Equity                  71,860     67,060
                                                            ---------  ---------
                  Total Liabilities and
                    Shareholders' Equity                    $ 82,180   $ 91,740
                                                            =========  =========

                 See accompanying notes to financial statements

                            Classic Golf Shops, Inc.
                               Statement of Income
                 For the Years Ended December 31, 1996 and 1995

                                                               1996       1995
                                                            ---------  ---------

Income                                                      $270,710   $191,940
Less: Cost of Goods and Services                             212,140    185,030
                                                            ---------  ---------
Gross Profit                                                  58,570      6,910

Operating Expenses
         Rent                                                 18,380      3,640
         Administration                                       15,690      6,850
         Auto                                                    750        290
         Professional Services                                 6,870      4,830
         Depreciation and Amortization                           830        550
                                                            ---------  ---------
                                                              42,520     16,160

         Net Income (Loss) from Operations                    16,050     (9,250)
                                                            ---------  ---------

Retained Earnings, Beginning of Year                           5,060     14,310
Less Shareholders' Distributions                              11,250          -
                                                            ---------  ---------
Retained Earnings, End of Year                              $  9,860   $  5,060
                                                            =========  =========




                  See accompanying notes to financial statement

                            Classic Golf Shops, Inc.
                  Statements of Changes in Stockholders' Equity
                 For the Years Ended December 31, 1996 and 1995

                                          Additional
                                 Common     Paid-In     Retained
                                 Stock      Capital     Earnings      Total
                                 -----      -------     --------      -----

Balance January 1, 1995        $  2,000           -    $ 14,310     $ 16,310

Contribution of Capital               -      60,000           -       60,000

         Net Loss, 1995               -           -      (9,250)      (9,250)
                               ---------   ---------   ---------    ---------

Balance December 31, 1995         2,000      60,000       5,060       67,060

         Net Income, 1996             -           -      16,050       16,050

Shareholders' Distributions           -           -     (11,250)     (11,250)
                               ---------   ---------   ---------    ---------

Balance December 31, 1996      $  2,000    $ 60,000    $  9,860     $ 71,860
                               =========   =========   =========    =========


                  See accompanying notes to financial statement

                            Classic Golf Shops, Inc.
                            Statements of Cash Flows
                 For the Years Ended December 31, 1996 and 1995

                                                          1996            1995
                                                          ----            ----

CASH FLOWS FROM (USED BY) OPERATING ACTIVITIES
Net Income (loss)                                      $ 16,050        $ (9,250)
Adjustments to reconcile net income to net cash
  provided by operating activities:
         Depreciation and amortization                      830             550
         (Increase) decrease in
                  Accounts receivable                         -          (2,500)
                  Inventories                            (1,450)        (23,080)
                  Other assets                           (2,750)              -
         Increase (decrease) in
                  Accounts payable                      (14,370)         (1,620)
                                                       ---------       ---------
                                                         (1,690)        (35,900)

CASH FLOWS FROM (USED BY) INVESTING ACTIVITIES
         Purchase of equipment                             (110)         (2,190)
         Loans to related parties                         2,830         (10,410)
                                                       ---------       ---------
                                                          2,720         (12,600)
                                                       ---------       ---------
CASH FLOWS FROM (USED BY) FINANCING ACTIVITIES
         Contribution of Capital                              -          60,000
         Shareholder Distributions                      (11,240)              -
                                                       ---------       ---------
                                                        (11,240)         60,000
                                                       ---------       ---------

NET INCREASE (DECREASE) IN CASH                         (10,210)         11,500
CASH  AT BEGINNING OF YEAR                                1,820             320
                                                       ---------       ---------

CASH  AT END OF YEAR                                   $  1,610        $ 11,820
                                                       =========       =========



SUPPLEMENTAL DISCLOSURES:

                                                         1996              1995
                                                         ----              ----

Interest payments                                             0               0
Tax payments                                                  0               0

                 See accompanying notes to financial statements

                             Classic Golf Shops, Inc.
                                  Balance Sheet
                               September 30, 1998
                                    Unaudited

                                     Assets

Current Assets:
   Cash in Bank                                                       23,406
   Receivable from Classic Golf Management                             6,588
   Inventory                                                         103,000
                                                                 ------------

             Total Current Assets                                    132,994

Fixed Assets:
   Equipment                                                           2,374
                                                                 ------------
                                                                       2,374
   Less Accumulated Depreciation                                       2,224
                                                                 ------------

             Fixed Assets, net                                           150
                                                                 ------------

             Total Assets                                            133,144
                                                                 ============


                       Liabilities and Shareholders Equity

Current Liabilities:
   Accounts Payable                                                   48,331
                                                                 ------------

             Total Current Liabilities                                48,331

Shareholders Equity:
   Common Stock                                                        2,000
   Paid in Capital                                                    60,000
   Retained Earnings                                                  22,813
                                                                 ------------

             Total Shareholders Equity                                84,813
                                                                 ------------

             Total Liabilities and Shareholders Equity               133,144
                                                                 ============

                            Classic Golf Shops, Inc.
                    Statement of Income and Retained Earnings
                   Nine Month Period Ended September 30, 1998
                                    Unaudited


Income                                                                 268,043
Less:  Costs of Goods and Services                                     210,031
                                                                   ------------

   Gross Profit                                                         58,012

Operating Expenses:
  Rent                                                       6,615
  Administration                                            12,246
  Depreciation                                                 900
  Auto                                                       1,000
  Professional Services                                     12,650
                                                       ------------
                                                                        33,411
                                                                   ------------

Net Income                                                              24,601

Retained Earnings, January 1, 1997                                       9,863

Less:  Shareholder Distributions                                        11,651
                                                                   ------------

Retained Earnings, September 30, 1997                                   22,813
                                                                   ============

                            Classic Golf Shops, Inc.
                             Statement of Cash Flows
                   Nine Month Period Ended September 30, 1998
                                    Unaudited


Cash Flows From Operating Activities:

Net Income                                                              24,601

Adjustments to Reconcile Net Income to Net Cash
   Provided by Operating Activities:
       Depreciation                                                        900
       (Increase) Decrease in
             Accounts Receivable                                        -4,091
             Inventories                                               -36,321
             Other Assets                                                2,750
      Increase (Decrease) in
             Accounts Payable                                           38,007
                                                                   ------------

      Net Cash Provided by Operating Activities                         25,846

Cash Flows From Investing Activities:
      Loans to Related Parties                                           7,600
                                                                   ------------

      Net Cash Provided by Investing Activities                          7,600

Cash Flows Used by Financing Activities:
      Shareholder Distributions                                        -11,650
                                                                   ------------

      Net Cash Used by Financing Activities                            -11,650
                                                                   ------------

Net Increase in Cash                                                    21,796

Cash at Beginning of Year                                                1,610
                                                                   ------------

Cash at End of Year                                                     23,406
                                                                   ============



Supplemental Disclosures:

Interest Payments                                         0
Tax Payments                                              0

                            Classic Golf Shops, Inc.
                          Notes to Financial Statements
                 For the Years Ended December 31, 1996 and 1995

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

A. NATURE OF OPERATIONS - Classic Golf Shops, Inc. (The Company) was incorporated April 24, 1991 under the laws of the State of Georgia. The principal business activity is that of retail golf pro shop selling merchandise and giving golf lessons to golfers.

B. BASIS OF ACCOUNTING - The Company prepares its financial statements on the accrual basis of accounting whereby revenue is recognized when earned and expenses recorded when incurred.

C. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

D. INVENTORIES - Inventories are stated at the lower of average cost or market.

E. DEPRECIATION - Property and Equipment are carried on the books at cost. Depreciation on property and equipment is taken, using both the straight-line and accelerated methods over their estimated useful lives. Estimated useful lives of property and equipment range from three to eight years.

F. INCOME TAXES - The Company, with the consent of its shareholders, elected under the Internal Revenue Code to be an S Corporation effective for the year beginning September 1, 1991. Under the provisions for an S Corporation, the Company does not pay corporate income taxes on its taxable income. In lieu of corporate income taxes, the shareholders are taxed on their proportionate share of the Company's taxable income. Therefore, no provision for income taxes is made.

G. CASH EQUIVALENTS - For purposes of the statement of cash flows, the Corporation considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Corporation had no such equivalents as of December 31, 1996 or 1995.

                      See accompanying accountant's report

                            Classic Golf Shops, Inc.
                          Notes to Financial Statements
                 For the Years Ended December 31, 1996 and 1995


2.       RELATED PARTY TRANSACTIONS

         Classic Golf Shops and Classic Golf Management are related parties. Milton Abell is a shareholder in both Classic Golf Shops and Classic Golf Management.

         Receivable from related parties consisted of the following as of December 31, 1996 and 1995.

                                                               1996       1995
                                                               ----       ----

         Receivable from Classic Golf Management              2,500       2,500

         Advances to Officers                                 7,590      10,420







                      See accompanying accountant's report

                                   EXHIBIT B

Pro Forma Financial Information
-------------------------------

On October 31, 1997, Registrant acquired all of the outstanding shares of Classic Golf Management, Inc., a Georgia corporation, privately owned by Milton Abell, an unrelated party. The acquired entity manages two golf courses in Georgia. The transaction was recorded under the purchase method of accounting, whereby the purchase price is allocated to assets acquired and liabilities assumed based on fair market value at date of acquisition. The aggregate purchase price of Classic Golf Management, Inc. was $147,500, paid in cash of $103,250, notes payable of $29,500 and 29,500 shares of Registrant's common stock valued at $0.50/share (fair value at date of transaction). $170,000 was allocated to tangible assets and $85,500 was allocated to liabilities. The balance of the purchase price of $63,000, was recorded as goodwill to be amortized over a forty year period on a straight-line basis.

Additionally, on October 31, 1997, Registrant acquired certain assets from Classic Golf Shops, Inc., an entity owned by Milton Abell. Classic Golf Shops is a golf apparel and accessory shop located adjacent to the Classic managed courses. The transaction was recorded under the purchase method of accounting, whereby the purchase price is allocated to assets acquired and liabilities assumed based on fair market value at date of acquisition. The aggregate purchase price of the assets noted above was $102,500, paid in cash of $71,750, notes payable of $20,500 and 20,500 shares of Registrant's stock valued at $0.50/share (fair value at date of transaction). The total purchase price of $102,500 was allocated to tangible assets.

The following pro forma information is intended to show how the October 31, 1997 stock purchase transaction of Classic Golf Management, Inc. and the asset purchase transaction of Classic Golf Shops might have affected the historical financial statements of the Registrant had the transactions been consummated at an earlier date. For this purpose, the transactions are recorded in the pro forma income statement for the fiscal year ended October 31, 1997 based on the assumption that the transactions were consummated at the beginning of this fiscal year. No pro forma balance sheet is presented since the historical financial statements included in Registrant's Form 10-KSB for October 31, 1997 reflect the acquisitions.

In management's opinion, the unaudited proforma combined results of operations are not necessarily indicative of the actual results that would have occurred had the acquisition been consummated at the beginning of the fiscal year ended October 31, 1997 or of future operations of the combined companies under the ownership and management of the Company.

                     CEC Properties, Inc. and Subsidiaries
          Pro Forma Financial Information - Condensed Income Statement
                          Year ended October 31, 1997
                                  (Unaudited)


                                                                     Historical
                                          Historical         ---------------------------       Pro Forma          Pro Forma
                                          CEC                Classic        Classic            Adjustments        CEC
                                          October 31,        Golf Mgmt      Golf               (Note 3 and        October 31,
                                          1997               Inc.           Shops               Note 4)           1997
                                          ------------       ---------------------------       ------------       ------------
Revenue:
 Sales                                              0            967,653        348,894                  0          1,316,547
 Gain on Sale of Investment                    58,175                  0              0                  0             58,175
 Other                                          2,080                  0              0                  0              2,080
                                          ------------       ---------------------------       ------------       ------------

   Total Revenue                               60,255            967,653        348,894                  0           1,376,802

Expenses:
 Cost of Sales                                      0            908,556        265,369                  0           1,173,925
 General and Administrative                   146,989             56,502         38,562                  0             242,053
 Depreciation                                       0              9,000              0             19,083              28,083
 Amortization                                       0                  0              0              1,575               1,575
                                          ------------       ---------------------------       ------------       -------------
    Total Expenses                            146,989            974,058        303,931             20,658           1,445,636
                                          ------------       ---------------------------       ------------

Net Loss from Continuing Operations           (86,734)            (6,405)        44,963            (20,658)            (68,834)
                                          ============       ===========================       ============       =============

Net Loss Per Common Share -
   Continuing Operations                        (0.01)                                                                   (0.01)
                                          ============                                                            =============

Weighted Average Shares Outstanding        12,566,698                                                               12,616,698
                                          ============                                                            =============



      See accompanying notes to pro forma condensed financial information.

CEC Properties, Inc. and Subsidiaries
Notes to Pro Forma Condensed Financial Information
October 31, 1997



1.  Consolidation
-----------------

The accompanying pro forma condensed financial information includes the accounts of the Company and its wholly owned subsidiaries, CEC Properties Corp., a Nevada corporation and Classic Golf Management, Inc., a Georgia Corporation (and owner of Classic Golf Shops). All material intercompany transactions have been eliminated.

2.  Basis of Presentation
-------------------------

The accompanying pro forma condensed income statement includes only income
(loss) from continuing operations. Income from discontinued operations is omitted.

3.  Amortization
----------------

The accompanying pro forma condensed income statement includes an adjustment for the amortization of goodwill recorded in the purchase of Classic Golf Management, Inc. Goodwill is amortized over a 40 year period on a straight-line basis.

4.  Depreciation
----------------

The accompanying pro forma condensed income statement includes adjustments for the depreciation of the fixed assets acquired in the Classic Golf Management, Inc. stock purchase and the Classic Golf Shops asset purchase transactions. Depreciation is provided for over a useful life period five years on a straight-line basis.